UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 2, 2011
FLOW INTERNATIONAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)
Washington

(State or Other Jurisdiction of Incorporation)

001-34443	91-1104842

(Commission File Number)	(IRS Employer Identification No.)

23500 64th Avenue South, Kent, Washington	98032

(Address of Principal Executive Offices)	(Zip Code)
(253) 850-3500

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On March 2, 2011 Flow International Corporation (the “Company”) entered into a Third Amended and Restated Credit Agreement (the “Third Amendment”) with Bank of America, N.A., the other lender parties named therein and Banc of America Securities LLC, amending the Company’s existing credit facility dated June 10, 2009 (the “Second Amended and Restated Credit Agreement”), which was set to expire June 22, 2011. The Third Amendment has a term that expires March 2, 2014, and provides for reduced rates of interest that range from 0.00% to 2.25% over prime rate or LIBOR, based on the Company’s leverage ratio. The Third Amendment includes certain financial covenants, including a requirement that the Company maintain a maximum leverage ratio of 2.75 and a minimum fixed charge coverage ratio of 1.75. Based on the Company’s reduced need for credit, the size of the facility total commitment is $25 million in the Third Amendment, which is reduced from $40 million in the Second Amended and Restated Credit Agreement. Like the Second Amended and Restated Credit Agreement, the Third Amendment provides for a pledge of the Company’s domestic assets and shares of certain foreign subsidiaries as security for repayment.
The foregoing summary is qualified in its entirety by reference to the text of the Third Amendment, a copy of which is attached to this filing as Exhibit 10.1 and which is incorporated by reference herein. For reference, a copy of the Second Amended and Restated Credit Agreement is attached herein as Exhibit 10.2.
Item 2.02. Results of Operations and Financial Condition.
The Company issued a press release dated March 3, 2011 reporting results for the Company’s third fiscal quarter ended January 31, 2011. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1. The Company will hold a conference call to discuss the results on Thursday, March 3, 2011, at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time).
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information disclosed above under Item 1.01 is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
     10.1 Third Amended and Restated Credit Agreement Dated as of March 2, 2011 among Flow International Corporation as the Borrower, Bank of America, N.A. as Agent, Swing Line Lender and L/C Issuer, and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager

10.2	Second Amended and Restated Credit Agreement dated as of June 10, 2009

99.1	Press release dated March 3, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOW INTERNATIONAL CORPORATION (Registrant)
Date: March 3, 2011	By:	/s/ John S. Leness
John S. Leness
General Counsel and Secretary